Investor Presentation June 2009

Forward looking statements
Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of
Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” “Cautionary Note Regarding Forward-
Looking Statements” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended
December 31, 2008 and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors.  Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.

Jones Lang LaSalle
• A global firm with Corporate Outsourcing as a growth opportunity in the current environment
• LaSalle Investment Management a value differentiator as a premium money management business
• Demonstrated ability to adapt and deliver innovative products and services:
Energy and Sustainability, Value Recovery Services, etc.
• Fortified balance sheet with this transaction for differentiated financial strength from competitors
Value proposition

• Credit facilities amended for additional operating and financial flexibility
- Maintained $865 million total borrowing capacity and June 2012 maturity
- Additional restructuring and non-cash charge exclusions
- Leverage Ratio increased to 3.75x through March 2011
- Approved by required majority of lenders; closing subject to customary documentation
• $228 million gross proceeds from follow-on common stock issuance (1)
-
Proceeds used to pay down outstanding debt on credit facilities
- 6.5 million common shares issued (1)
- Investment grade rated
- Moody’s: Baa2 (Stable Outlook)
- S&P:  BBB- (Stable Outlook)
Two-Pronged Approach
Strengthen Capital Structure to Position for Opportunity
(1)
Excludes overallotment option of 15%. Estimated net proceeds of $218 million after underwriting discount and commissions

Jones Lang LaSalle Incorporated
Valuations  &
Consulting
14%
Property
Management
9%
Facility
Mgmt.
7%
Project and
Development
Services
19%
Agency Leasing
14%
Tenant
Representation
13%
Occupier
Services
39%
Investor
Services
37%
Money
Management
13%
Capital
Markets
11%
Diversified Revenue by Service Line
Total 2008 = $2.7 billion
Leading real estate services and money management firm
(1)
Includes Staubach revenue commencing July 11, 2008
•
750 locations in 60 countries
•
Global brand diversified by geography and
service offering
2008
(1)
2007
Americas 35% 29%
EMEA 32% 34%
Asia Pacific 20% 23%
LaSalle Investment Mgmt. 13% 14%
Consolidated 100% 100%
Revenue by Geography
•
Provides comprehensive integrated real estate
services and investment management expertise
•
Approximately 36,200 employees, including
22,100 whose costs are reimbursed by our clients

• CRM system to leverage marketing wins
• Global website enhancing sales, marketing and research
• PeopleSoft paced to capture quick cost wins
Focused on emerging from the global financial crisis in a stronger competitive position
Local and Regional
Service Operations
Execution
Global Corporate
Solutions
Counter Cyclical
Global Capital
Markets
Global Diversity
LaSalle Investment
Management
Annuity
G1
G2
G3
G4
G5
World Standard
Business Operations
Operating Leverage
•
Activity levels anticipated to be down globally
•
Market share to offset transaction declines; successful
integration of acquisitions; new products (retail); cross-selling
• Significant outsourcing wins and ongoing RFPs
• Benefit from consolidation activities; portfolio rationalization
• Leverage energy and sustainability offers
• New industries, e.g. Pharma
• Support investor stress with leveraged portfolios
• Value Recovery Services
• Focused on banks and financials; receiverships / loan sales
•
Client relationships, expectations and demands
•
Manage banking relationships against covenant and refinance risk
•
Maximize $11-$13 billion buying power
•
Flight to quality
Global Strategy

Local and Regional Services
Source: Jones Lang LaSalle; LaSalle Investment Management
Asia-Pacific
EMEA
Americas
Mexico City
Rental
growth
slowing
Rents
falling
Rental
growth
accelerating
Rents
bottoming
out
Brussels, Detroit, Hong Kong, London
Amsterdam
As of Q1 2009
Occupier position strengthened in shifting market
Beijing, Dublin, Madrid, Paris, Shanghai, Stockholm
Moscow, Sao Paulo
Atlanta, Berlin, Boston, Chicago, Denver, Frankfurt, Los Angeles,
New
York,
Philadelphia, San
Francisco,
Singapore,
Sydney
Dallas, Mumbai
Rome, Toronto
Tokyo
Seoul
Edinburgh, Milan, Washington DC

FY 2008 and Q1 2009 Leasing revenue
($ in millions; “LC”=Local Currency)
Leasing Revenue Growth with Increased Market Share
(1)
Includes Staubach
$194.5
$229.3
$348.3
$162.8
$226.9
$246.7
$87.3
$126.2
$132.7
18%
39%
45%
52%
2006 2007
Americas
2008 2006 2007 2008 2006 2007 2008
EMEA Asia Pacific
9%
5%
6% in LC
8% in LC
(1)
FY 2008
$444.6
$582.4
$727.8
31%
2006 2007
Consolidated
2008
25%
25% in LC
(1)
$57.3
$86.2
$45.5
$29.6
$25.9
$17.4
50%
2008
Americas
2009 2008 2009 2008 2009
EMEA Asia Pacific
(35%)
(33%)
20% in LC
24% in LC
Q1 2009
$128.7
$133.2
2008 2009
Consolidated
11% in LC
4%

•
Staubach was a market-leading real estate advisory firm
with a presence in over 20 U.S. markets
-
Established over 30 years ago by Roger Staubach
•
Fully integrated into JLL with Staubach management
leading brokerage group
-
2009 financial reporting to be combined performance
•
Variable compensation using commission model
-
JLL Americas legacy brokers migrated to commission
•
Diverse client base
-
Winning new business with stronger platform
•
Majority of revenue, c. 85%, from tenant representation
-
Tenant Representation demonstrated resiliency in the last market downturn
The Staubach Company Integration
Premier U.S. brand in Tenant Representation services
•
Strategic and advisory consulting
•
Transaction management
•
Lease and contract negotiation
•
Research
•
Lease administration
•
Portfolio strategy
•
Business and economic incentives
Tenant Representation
Service Offerings

Strong contribution to growth and profitability:
•
Ongoing success with corporate relationships
-
43 new contractual relationships in 2008
-
46 expanded relationships with existing clients
•
Leveraging the investment in our global platform
-
Sustain revenue growth through counter-cyclical, annuity business
-
Leverage US-based outsourcing to drive global market share gain
-
Capitalize on our strong energy and sustainability service offerings
A global leader in real estate outsourcing services
Global Corporate Solutions
Key wins:
Lease Administration
+
Strategic Consulting
Project Management
+ +
Integrated Facilities Mgmt
+
Transactions
= existing relationship
+ = new/expanded relationship
Client
Relationship
Management

Leading position with unique expertise across services & geographies
Global Corporate Solutions
Asia
Pacific
24%
EMEA
16%
Americas
60%
•
22 new wins in Q1 2009 vs. 14 in Q1 2008
•
Outsourcing historically U.S. sourced for U.S. based multinationals
•
Staubach position bolsters offering capabilities to corporate clients
•
Highest margin contribution from Americas given scale
•
Trend towards Non-U.S. based RFPs
Americas
Amgen
Grupo Salinas
Microsoft
SunTrust
T-Mobile
…and others
Asia Pacific
Ericsson
Nokia
Suncorp
…and others
Global / Multi-regional
AstraZeneca
Iron Mountain
Philips
Smith Group plc
…and others
Q1 2009 Wins

•
Over 400 LEED Accredited Professionals
•
Managed 73 LEED projects, totaling over 35 million
square feet
•
Documented $95 million in energy savings for clients
including:
•
Reduced 438,000 tons of greenhouse gas emissions
-
Equivalent to the emissions of nearly 50 million gallons
of gasoline consumption
•
Saved 790 million kilowatt hours
-
Typical U.S. household consumes 11,000 kilowatt
hours/year
•
Provided 20,000 facilities with specialized energy
services
Integrated Sustainability Services and Best Practices
Making an impact in 2008
Energy conservation and cost savings a growing priority
“I chose Ray Quartararo and
Jones Lang LaSalle because
of our successful history
together taking on and
figuring out difficult projects
and the company’s deep
sustainability expertise and
track record.”
--Anthony E. Malkin
Building Owner
Empire State Building
Company
38%
Energy Reduction
5
Partner
Companies
60+
Energy-
efficiency ideas
vetted
8
Final Projects
Recommended
$4.4m
Annual Energy Savings
8 mos.
Iterative design
process

Q1 2009 Capital Markets and Hotels revenue
$8.6
$7.3
$41.4
$15.7
$7.5
$4.9
$27.9
$57.5
(62%)
(14%)
(34%)
(51%)
Americas
2008
2009 2008 2009
EMEA Asia Pacific
2008
2009
Consolidated
42% in LC
53% in LC
15% in LC
($ in millions; “LC”=Local Currency)
2009 2008
Lower Capital Markets Revenue Reflects Challenging Market

Capital Markets - Value Recovery Services
Advising clients navigating a difficult economic climate
Value Recovery Services
Financial Institution Occupancy Services
Financial Institution Investment Advisory
Distressed Property Receivership Services
Public Sector Financial Assistance
Distressed Property Strategies
Advising on strategy and
subsequent disposition of
$1.3 billion loan portfolio
in the U.S.
Providing receivership,
management and leasing
services for 17 assignments
across the U.S.
Providing advice to a major
bank for an extensive
property portfolio in the U.K.
and continental Europe
Advising financial
institution on portfolio of
property assets in Thailand
Assisting in property portfolio
acquisition due diligence for
insurance firm in Asia
Successfully restructured
large property investment
group in conjunction with a
major U.K. bank
Selling $250 million
portfolio of U.S. asset
backed B notes for
European financial
institution
Closed on $57 million of
note sales for Morgan
Stanley in New York

$139.0
$81.1
$75.4
$51.0
$44.0
$43.0
$41.1
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
ING Real Estate Morgan Stanley RREEF JP Morgan Asset
Management
Prudential Real
Estate Investors
AEW Capital
Management
LaSalle
Investment
Management
•
Over 25 years real estate investment
experience in Europe and North America,
and investing in Asia Pacific for 10 years
•
Over 300 institutional investors worldwide –
investor base over 90% institutional
•
Over $17 billion of equity raised over last
three years across the major markets
•
Operating in major markets across North
America, Europe and Asia Pacific
•
More than 700 people based in 24 offices in
16 countries around the world
OVERVIEW REAL ESTATE AUM – TOP RANKINGS (1)
($ in billions)
LaSalle Investment Management
Premier global investment manager – safe hands in a stressed sector
Estimated Buying Power of $11 - $13 Billion (2)
(1) Assets under management rankings as of 12/31/2008 based on publicly available information, including investment management websites and annual reports
(2) Estimated buying power includes leverage.

$88.7
$100.6
$113.4
$147.5
$206.7
$272.9
$297.0
$50.2
$124.4
$112.0
$81.9
$18.4
$31.8
$20.0
$0
$50
$100
$150
$200
$250
$300
$350
$400
2002 2003 2004 2005 2006 2007 2008
LaSalle Investment Management
($ Millions)
Delivering annuity-based revenue
Includes $112.5m
incentive fee from a
single client
Incentive Fees
Equity Earnings
Advisory and
Transaction Fees
Operating Income
$202.7
$384.3
$370.8
$351.8
AUM = $23.2 B AUM = $40.6 B
AUM = $49.7 B AUM = $46.2 B
$150.4
$113.3
$109.0
AUM = $21.5 B
AUM = $24.1 B
AUM = $29.8 B
Advisory Fee Compound Annual Growth Rate = 22%

Assets Under Management = $41.1 billion
100% $41.1 Total
11.4% $4.7
Total Public
Securities
88.6% $36.4 Total Private Equity
20.0% $8.2 Asia Pacific Private
Equity
37.2% $15.3 North American Private
Equity
31.4% $12.9 European Private
Equity
%
Assets Under
Management
Product
•
Advisory fees
•
$4.7 billion of assets
under management
(52% decline over 2008)
Public Securities
(Firm’s co-investment =
$0.1MM)
•
Advisory fees
•
Incentive fees
•
Equity earnings
•
$17.3 billion of assets
under management
(10% growth over 2008)
Fund Management
(Firm’s co-investment =
$118.3MM)
•
Advisory fees
•
Transaction fees
•
Incentive fees
•
Equity earnings
•
$19.1 billion of assets
under management
(25% decline over 2008)
Separate Account
Management
(Firm’s co-investment =
$25.4MM)
Typical Fee
Structure
Q1 2009 Statistics * Description
A global business and differentiator for our firm
LaSalle Investment Management
* AUM data reported on one quarter lag

Responding to market challenges while positioning for leadership
LaSalle Investment Management
•
Q1 2009 Advisory revenue = $60 million, up 3% in local currency vs. Q1 2008
•
Stay close to our clients – constant communication and no surprises
•
Reinforce asset management teams – bolstering performance is job #1
•
Execute targeted fund raising programs
•
Respond aggressively to weakness in competitor performance
•
Buying power available when market stabilizes
Estimated Buying Power of $11 - $13 Billion
(1)
(1)
Estimated buying power includes leverage

Cost Actions
•
$100M annualized savings in Base Compensation and Benefits
-
Staffing reductions of ~ 10% across the Firm (~1,400 people)
-
Cumulative severance-related restructuring charges of ~ $40M with a 3 to 6 month payback
-
Variable compensation actions add savings in addition to those from base compensation and benefits
•
$50M projected savings in 2009 Variable Operating Expenses
-
Discretionary spend reductions to save net $50M on a local currency basis after absorbing acquisitions
-
Savings expected primarily in T&E, Professional Fees, Marketing and Training
-
Partially offset by new gross facilities management contracts and occupancy costs
Cash Actions
•
$60M reduction in capital expenditures
-
Full year planned cash spend reduced to less than $45M for 2009
•
Dividend reduction in Q2 2009
-
$0.10 per share compared with $0.25 per share in Q4 2008
Note: Reductions in personnel percentages are based upon the population of non-reimbursed employees
Cost and Cash Actions 2008 and Q1 2009
Increased Liquidity Through Decisive Action

Debt Amendments
•
Received majority approval (subject to normal documentation and closing conditions) from required lenders for amendments providing additional operating flexibility
•
Allowable EBITDA add-backs
-
$25M of additional restructuring charges
-
$100M of non-cash co-investment charges, as well as full exclusion of goodwill impairments
•
Maximum Leverage Ratio increased to 3.75x through March
2011:
-
3.50x for the two quarters ending September 30, 2011
-
3.25x thereafter
•
Cash Interest Coverage Ratio amended to include depreciation add-back:
Status of Facilities
•
Maturity remains at June 2012
•
No reduction of borrowing capacity and facilities remain unsecured
•
Post amendment pricing of 4.25%
Equity Issuance
Capital and Bank Actions
Simultaneous actions taken with lenders
EBITDA + Rents
Cash Interest + Rents
Debt
Adjusted EBITDA
Shares Sold
(1)
6,500,000
Per Share Total
Public Offering Price 35.00 $                   227,500,000 $
Underwriting Discount 1.49 $                     9,668,750 $
Proceeds to Company 33.51 $                   217,831,250 $
(1)
Excludes overallotment option of 15%.

Improve “Financial Position” to All Stakeholders
(2)
Total bank line capacity, which matures June 2012, remains $865 million
(1)
Proforma combines actual March 31, 2009 results with net stock issuance of $218 million (before overallotment option of 15%) and credit amendment actions
Debt Covenants with additional operating and financial flexibility
Reported March 31, 2009 Reported Proforma
(1)
Leverage Ratio Calculation:
Credit Facilities
(2)
$ 496 $ 278
Deferred Business Acquisition Obligations
  377   377
Other - Letters of Credit, etc.
    18     18
Total
$ 891 $ 673
Reported EBITDA (trailing twelve months)
$ 177 $ 177
Bank Covenant Add-backs:
  203   203
Adjusted EBITDA $ 380 $ 380
Leverage Ratio 2.34x 1.77x
Maximum 3.50x 3.75x
Cash Interest Coverage Ratio:
Calculated 3.33x 3.81x
Minimum 2.00x 2.00x

Strategic Rationale
Strength
•
Differentiated financial strength among private and public global real estate service providers
- Demonstrates strong balance sheet to Corporate and LIM clients seeking long-term partner
• Positioned for absolute client focus in any economic scenario
• LaSalle Investment Management; safe pair of hands vs. competitors in stressed environment
Opportunity
•
Capitalize on industry recovery
•
Flexibility to acquire small, premium teams that will strengthen our competitive position
•
Positioned to expand LaSalle Investment Management platform
Strengthen capital structure to position for opportunity

World Standard Business Operations
Setting the Industry Standard for Real Estate Service Companies
Jones Lang LaSalle is a Leading Real Estate Services Brand:
•
Dominant Global Platform
- Approximately 180 offices in over 60 countries worldwide
- Research-driven global money management business
- Client demands for global expertise satisfied by few providers
•
Positioned for Short and Long Term Success
- Premier and expanding position in the corporate outsourcing space
- Expand share in local markets
- Leading global investment management business
•
Solid Financial Strength and Position
- Diversified revenues by region and by service line
- Solid balance sheet with investment-grade ratings
- Strong global platform positioned for opportunity & market recovery

24 Appendix

•
Jones Lang LaSalle and The Staubach Company closed the
transaction to merge operations on July 11, 2008
-
Staubach to receive guaranteed payments of $613 million (1) , plus additional earn out opportunities of up to $114 million based on performance milestones
-
$223 million consideration at close
-
$123 million paid in cash
(2)
, $100 million paid in Jones Lang LaSalle stock
-
$390 million of deferred payments (present value $330 million)
-
1
st
payment = $78m, 2
nd
payment = $156m, 3
rd
payment = $156m; payments to be made 25, 37 and 61
months following the transaction close
(3)
-
Approximately $20 million of intangible asset amortization remaining
-
$4 million anticipated for the remainder of 2009
-
Less than $5 million of remaining P&L integration expense expected in 2009
Staubach Acquisition - Transaction Overview
(1)
Total Guaranteed Purchase Price is $624 million before the deduction of net closing date liabilities and $11 million to fund transition costs
(2)
Cash payment at close reduced by the net closing date liabilities
(3)
1st and 2nd payments can be deferred an additional 12 months each based on performance

$105.2
$47.6
$89.3
$288.9
$347.3
$195.8
$64.5
$105.4
$53.4
$442.7
$557.8
$296.8
18%
(44%)
20%
(55%)
(49%)
(47%)
26%
63%
2006 2007
Americas
2008 2006 2007 2008
2006
2007 2008
EMEA Asia Pacific
2006 2008
Consolidated
(1)
Excludes Asia Pacific Hotels advisory fee
2007
43% in LC 48% in LC
46% in LC
($ in millions; “LC”=Local Currency)
(1)
(1)
Lower Capital Markets Revenue Reflects Challenging Market
FY 2008 Capital Markets and Hotels revenue